[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT 10.1

AMENDMENT NO. 2

TO THE

STRATEGIC COLLABORATION, OPTION AND LICENSE AGREEMENT

This AMENDMENT NO. 2 TO THE STRATEGIC COLLABORATION, OPTION AND LICENSE AGREEMENT (this “Amendment”) is entered into as of June 6, 2019 (the “Amendment Execution Date”) by and between, on the one hand, Vertex Pharmaceuticals Incorporated, a corporation organized and existing under the laws of The Commonwealth of Massachusetts (“Vertex Parent”), and Vertex Pharmaceuticals (Europe) Limited, a private limited liability company organized under the laws of England and Wales (“Vertex UK” and, together with Vertex Parent, “Vertex”) and, on the other hand, Crispr Therapeutics AG, a corporation organized under the laws of Switzerland (“CRISPR AG”), Crispr Therapeutics, Inc., a corporation organized under the laws of the state of Delaware (“CRISPR Inc.”), Crispr Therapeutics Limited, a corporation organized under the laws of England and Wales (“CRISPR UK”) and Tracr Hematology Ltd, a UK limited company (“Tracr” and together with CRISPR AG, CRISPR Inc. and CRISPR UK “CRISPR”).  Vertex and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.”  This Amendment amends the Strategic Collaboration, Option and License Agreement, entered into as of October 26, 2015, between Vertex and CRISPR, as amended (the “Agreement”).  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Vertex and CRISPR desire to amend Article 1, Section 2.3.3, Section 2.9, Section 11.4.1(a), Section 12.1, Section 12.2 and Section 13.2 of the Agreement;

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

AMENDMENTS

1.1.

Amendment Date.  This Amendment will be effective as of the Effective Date (as defined in the Collaboration Agreement) of the Collaboration Agreement (the “Amendment Date”); provided, however, that this Section 1.1 and Section 1.2 will be effective as of the Amendment Execution Date.  For clarity, if the Collaboration Agreement is terminated pursuant to Section 10.2.1 thereof, then the Amendment Date will not occur and this Amendment, including this Section 1.1 and Section 1.2, will be of no further force or effect.

1.2.	[***].
1.3.	Other Agreements. Article 1 of the Agreement is hereby amended to include the following defined terms:

“Collaboration Agreement” means that certain Strategic Collaboration and License Agreement entered into as of the Amendment Execution Date by and between Vertex Parent and CRISPR AG.

“[***] Agreement” means that certain [***] Agreement entered into as of the Amendment Execution Date by and between Vertex Parent and CRISPR AG.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Other CRISPR-Vertex Agreement” means the Collaboration Agreement, the [***] Agreement, the Joint Development & Commercialization Agreement, and any other agreement entered into pursuant thereto or hereto between Vertex Parent or any of its Affiliates, on the one hand, and CRISPR AG or any of its Affiliates, on the other hand.

1.4.	Collaboration Target Selection. Section 2.3.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:
2.3.3

Collaboration Target Selection.  Vertex may elect to designate a Vertex Target as a Collaboration Target at any time prior to the Amendment Execution Date (as defined in Amendment No. 2 to this Agreement entered into as of June 6, 2019) upon written notice to CRISPR.  Within [***] days after the designation of a Collaboration Target, the Collaboration Program Working Group will be formed and will provide the JRC an initial draft Research Plan for such Collaboration Target.  Subject to Section 3.1.3, the JRC will review such plan and agree upon a final Research Plan for such Collaboration Target.  Collaboration Targets continue to be included as Vertex Targets for purposes of the Target Cap.  In addition, effective as of the Amendment Date, any Vertex Target that has not been designated as a Collaboration Target prior to the Amendment Date shall no longer constitute a Vertex Target under this Agreement.

1.5.	Subcontractors. Section 2.9 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:
2.9

Subcontractors. CRISPR may engage consultants, subcontractors, or other vendors (each, a “Subcontractor”) to perform any work under a Research Plan with Vertex’s prior written consent; provided, that [***] or (b) identified on Schedule E.  Vertex may engage Subcontractors to perform Vertex Activities.  Each contract between a Party and a Subcontractor will be consistent with the provisions of this Agreement (including ARTICLE 8 and ARTICLE 12).  Each Party will be responsible for the effective and timely management of and payment of its Subcontractors.  The engagement of any Subcontractor in compliance with this Section 2.9 will not relieve the applicable Party of its obligations under this Agreement or the Research Plan.  Each Party will be solely responsible for any taxes, including income, withholding, payroll, VAT, sales tax or the like, that arise from the use of a Subcontractor.

1.6.	Other Matters Pertaining to Prosecution and Maintenance of Patents. Section 8.2.5 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

8.2.5	Other Matters Pertaining to Prosecution and Maintenance of Patents.
(a)

Each Party will keep the other Party informed through their respective Patent Coordinators as to material developments with respect to the Prosecution and Maintenance of the CRISPR Platform Technology Patents, CRISPR Background Patents, CRISPR Program Patents, [***] Patents and Joint Program Patents for which such Party has responsibility for Prosecution and Maintenance pursuant to this Section 8.2.  Without limiting the foregoing, solely with respect to CRISPR Program Patents, [***] Patents and Joint Program Patents for which a Party has responsibility for Prosecution and Maintenance pursuant to this Section 8.2, such Party will (i) provide the other Party with copies of any office actions or office action responses or other correspondence that such Party provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, or oppositions, and all patent-related filings, and (ii) provide the other Party the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance activities.

(b)

If, during the Agreement Term, Vertex intends to abandon patent applications for any Patent that Vertex is responsible for Prosecuting and Maintaining under Section 8.2.3 (excluding Vertex Background Patents and Vertex Program Patents that Cover technology other than Licensed Agents and Products, but including, for the avoidance of doubt, [***] Patents) in a particular country, then Vertex will so notify CRISPR of such intention at least [***] days before such Patent will become abandoned, and CRISPR will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice.

(c)

If, during the Agreement Term, CRISPR intends to abandon any CRISPR Program Patent, [***] Patent, [***] Joint Program Patent or Other Joint Program Patent Covering a Licensed Agent or Product that CRISPR is responsible for Prosecuting and Maintaining in a particular country, then, if Vertex’s right to obtain an Exclusive License to such Patent or have such Patent assigned pursuant to Section 8.1.3, as applicable, has not expired or terminated, CRISPR will notify Vertex of such intention at least [***] days before such Patent will become abandoned, and Vertex will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice.

1.7.	Patent Coordinators. Section 8.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:
8.3.

Patent Coordinators.  Each Party will appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to the Prosecution and Maintenance and enforcement of Licensed Patents and

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Joint Program Patents. The Patent Coordinators (or their designees) will meet in person or by means of telephone or video conference at least once each Calendar Quarter during the Agreement Term. Each Party may replace its Patent Coordinator at any time by providing notice in writing to the other Party.  The Patent Coordinators as of the Amendment Date (as defined in Amendment No. 2 to this Agreement entered into as of June 6, 2019) will be:

For Vertex:  [***]

For CRISPR:  [***]

1.8.	CRISPR Covenants. Section 9.3.1, Section 9.3.3, Section 9.3.4 and Section 9.3.5 of the Agreement are hereby amended by deleting them in their entirety and replacing them with the following text:
9.3.1

CRISPR will maintain, and will not materially breach, any CRISPR In-License Agreements that provide a grant of rights from such Third Party to CRISPR that are Controlled by CRISPR and are licensed or may become subject to a license from CRISPR to Vertex for a Licensed Agent or Product under this Agreement;

9.3.3

it will not amend, modify or terminate any CRISPR In-License Agreement or [***] in a manner that would have a material adverse effect on Vertex’s rights hereunder without first obtaining Vertex’s written consent, which consent may be withheld in Vertex’s sole discretion;

9.3.4

it will not enter into any new agreement or other obligation with any Third Party, or amend an existing agreement with a Third Party, in each case that materially and adversely restricts, limits or encumbers the rights granted to Vertex under this Agreement or the additional rights or licenses Vertex would acquire upon Option Exercise;

9.3.5

it will not, and will cause its Affiliates not to (a) license, sell, assign or otherwise transfer to any Person any Licensed Technology (or agree to do any of the foregoing), except as provided in Section 8.1.3 or (b) incur or permit to exist, with respect to any Licensed Technology, any lien, encumbrance, charge, security interest, mortgage, liability or other restriction (including in connection with any indebtedness), except, in each case ((a) and (b)), as will not materially and adversely restrict, limit or encumber the rights granted to Vertex under this Agreement or the additional rights or licenses Vertex would acquire upon Option Exercise;

1.9.	Consequences of Expiration or Termination of the Agreement. Section 11.4.1(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:
(a)

Solely in the event of termination of this Agreement, the Parties will return (or destroy, as directed by the other Party) all data, files, records and other materials containing or comprising the other Party’s Confidential Information, except to the extent such

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential Information (i) is subject to a license or similar grant of rights that survives such termination, (ii) is necessary or useful to conduct activities for a surviving Collaboration Program or Product or country, or (iii) is Confidential Information under an Other CRISPR-Vertex Agreement and such Other CRISPR-Vertex Agreement has not been terminated at the time of termination of this Agreement.  Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal compliance purposes.

1.10.	Confidentiality. Section 12.1, Section 12.2 and Section 12.3 of the Agreement are hereby amended by deleting them in their entirety and replacing them with the following text:
12.1

Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Agreement Term and for [***] thereafter, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not publish, or allow to be published, and will not otherwise disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information in any manner not expressly authorized pursuant to the terms of this Agreement or, to the extent Confidential Information under this Agreement is also Confidential Information under an Other CRISPR-Vertex Agreement, such Other CRISPR-Vertex Agreement; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly authorized pursuant to the terms of this Agreement or, to the extent Confidential Information under this Agreement is also Confidential Information under an Other CRISPR-Vertex Agreement, the terms of such Other CRISPR-Vertex Agreement. Without limiting the generality of the foregoing, to the extent that a Party or any of its Affiliates provides to the other Party or any of its Affiliates any Confidential Information owned by any Third Party, the receiving Party will, and will cause its Affiliates to, handle such Confidential Information in accordance with the terms and conditions of this ARTICLE 12 applicable to a Receiving Party.

12.2

Authorized Disclosure.  Notwithstanding the foregoing provisions of Section 12.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:

12.2.1

file or prosecute patent applications as contemplated by this Agreement or, to the extent Confidential Information under this Agreement is also Confidential Information under an Other CRISPR-Vertex Agreement, such Other CRISPR-Vertex Agreement;

12.2.2	prosecute or defend litigation;

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

12.2.3

exercise its rights and perform its obligations hereunder or, to the extent Confidential Information under this Agreement is also Confidential Information under an Other CRISPR-Vertex Agreement, under such Other CRISPR-Vertex Agreement; or

12.2.4	comply with Applicable Law.

If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 12.2, the Disclosing Party will to the extent possible give reasonable advance written notice of such disclosure to the other Party and take reasonable measures to ensure confidential treatment of such information.  In addition to the foregoing and except as otherwise prohibited or limited by clause (b) of the following sentence, [***] may disclose [***] Confidential Information to Third Parties as reasonably required to facilitate the actual or potential Research, Development, Manufacture or Commercialization of Products; provided that such disclosure is covered by terms of confidentiality and non-use similar to those set forth herein.

Notwithstanding anything to the contrary contained herein, (a) in no event may [***] disclose [***] Confidential Information to any Third Party (including any of [***] investors, collaborators or licensees) [***] as its primary business, and (b) in no event may [***] disclose [***] Confidential Information, other than the terms and conditions of this Agreement, to any Third Party (including any of [***] investors, collaborators or licensees) that [***] as its primary business.

12.3

SEC Filings and Other Disclosures.  Either Party may disclose the terms of this Agreement (i) to the extent required to comply with Applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory; provided, that such Party will reasonably consider the comments of the other Party regarding confidential treatment sought for such disclosure and (ii) to its advisors (including financial advisors, attorneys and accountants), actual or potential acquisition partners, strategic partners, collaborators or services providers, actual or potential financing sources or investors and actual or potential underwriters on a need to know basis; provided that such disclosure is covered by terms of confidentiality similar to those set forth herein (which may include professional ethical obligations).

1.11.	Public Announcements; Publications. Section 12.5.2 and Section 12.5.3 of the Agreement are hereby amended by deleting them in their entirety and replacing them with the following text:
12.5.2

Announcements.  The Parties will jointly issue a press release, in the form attached hereto as Schedule M, regarding the signing of this Agreement on a date to be determined by [***] within [***] Business Days following the Effective Date.  Except as set forth in the preceding sentence and as may be expressly permitted under Section 12.3 or this Section 12.5.2, or as required to comply with Applicable Law (including the rules and regulations promulgated by the United States Securities and Exchange

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Commission or any equivalent governmental agency in any country in the Territory), neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party.  For the sake of clarity, nothing in this Agreement will prevent (i) [***] from making any scientific publication or public announcement concerning [***] Research, Development, Manufacture or Commercialization activities with respect to any [***] or Product under this Agreement; provided, however, that, except as permitted under Section 12.2, [***] will not disclose any of [***] Confidential Information in any such publication or announcement without obtaining [***] prior written consent to do so; and (ii) [***] from making any (A) scientific publication concerning [***] activities arising from, relating to or otherwise in connection [***]; and (B) public announcement or statement (including an Internet posting) regarding the identity of the Products, the nature of the collaboration of the Parties contemplated by this Agreement and the nature of each Party’s activities under this Agreement and the transactions contemplated hereby, in each case of this clause (B), to the extent previously publicly disclosed by [***] or as otherwise permitted under Section 12.3 or Section 12.5.4; provided, however, that (x) except as permitted under Section 12.2, [***] will not disclose any of [***] Confidential Information in any such publication, announcement, statement or Internet posting and (y) except as permitted under Section 12.2 or Section 12.5.4, [***] will not disclose any information related to the Research, Development, Manufacture or Commercialization of [***] or Products in any such publication, announcement, statement or Internet posting, in each case ((x) and (y)), without obtaining [***] prior written consent to do so.

12.5.3

Publications.  During the Agreement Term, each Party will submit to the other Party (the “Non-Disclosing Party”) for review and approval any proposed academic, scientific and medical publication or public presentation related to any Licensed Agent or Product or any activities conducted hereunder; provided that, except as otherwise permitted in this Article 12, CRISPR shall not have the right to make any publications with respect to Licensed Agents or Products.  In each such instance, such review and approval will be conducted for the purposes of preserving the value of the Licensed Technology and the Vertex Technology, the rights granted to Vertex hereunder and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted.  Written copies of such proposed publication or presentation required to be submitted hereunder will be submitted to the Non-Disclosing Party no later than [***] days before submission for publication or presentation (or [***] Business Days in advance in the case of an abstract).  The Non-Disclosing Party will provide its comments with respect to such publications and presentations within [***] Business Days of its

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

receipt of such written copy (or five Business Days in the case of an abstract).  The review period may be extended for an additional [***] days if the Non-Disclosing Party reasonably requests such extension including for the preparation and filing of patent applications.  Notwithstanding anything to the contrary, the Non-Disclosing Party may require that the other Party redact the Non-Disclosing Party’s Confidential Information from any such proposed publication or presentation; provided, that neither Party shall be required to redact any information permitted to be disclosed pursuant to Section 12.3.  CRISPR and Vertex will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication.  Notwithstanding the foregoing, (i) Vertex’s obligation to submit any publication to CRISPR for review and approval under this Section 12.5.3 will not apply to any publication made with respect to a Collaboration Program following Vertex’s exercise of the applicable Option that does not contain CRISPR’s Confidential Information or disclose any non-public information included in the Licensed Technology; provided, that where reasonably possible, Vertex will provide CRISPR with an advance copy of such publication if such publication is [***].

1.12.	Product Disclosures. The following text is hereby inserted immediately following Section 12.5.3 of the Agreement:
12.5.4

Product Disclosures.  The Parties will, from time to time, discuss in good faith and endeavor to agree upon high-level talking points with respect to the status and progress of the Licensed Agents and Products for public disclosure.  Notwithstanding anything to the contrary in this Section 12.5, following any such agreement, nothing herein shall prohibit CRISPR from including such high-level talking points in any public announcement, presentation, publication or other public disclosure.

1.13.	Entire Agreement. Section 13.2 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:
13.2

Entire Agreement.  This Agreement, together with the Other CRISPR-Vertex Agreements, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including that certain Confidentiality Agreement between Vertex Parent and CRISPR dated May 6, 2015, which is hereby superseded and replaced in its entirety as of the Effective Date, and any Confidential Information disclosed by the Parties under such agreement will be treated in accordance with the provisions of ARTICLE 12.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE 2.

MISCELLANEOUS

2.1.

Effect of Amendment.  This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement.  Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.

2.2.

Counterparts.  This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Execution Date.

VERTEX PHARMACEUTICALS INCORPORATED	CriSpr Therapeutics AG
By:_/s/ Jeffrey Leiden ___________________	By:_ /s/ Rodger Novak __________________
Name:Jeffrey Leiden Title: Chairman, President and Chief Executive Officer	Name:Rodger Novak Title: President
VERTEX PHARMACEUTICALS (EUROPE) LIMITED	CRISPR THERAPEUTICS LIMITED
By:_/s/ Klas Holmlund _____________________	By:_ /s/ Rodger Novak __________________
Name: Klas Holmlund	Name: Rodger Novak
Title: Director	Title: President
CRISPR THERAPEUTICS, INC.
By:_/s/ Rodger Novak ___________________
Name: Rodger Novak
Title: President
TRACR HEMATOLOGY LTD
By:_/s/ Rodger Novak ___________________
Name: Rodger Novak
Title: President

[Signature Page to Amendment No. 2 to the Strategic Collaboration, Option and License Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 1.2

Collaboration Targets as of Amendment Execution Date

[***]